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                                                                      EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-84346, 33-65187, 33-65181 and 33-65185) of The
Goodyear Tire & Rubber Company of our report dated June 27, 2003 relating to the financial statements of the Employee Savings Plan for Salaried Employees, which appears in this Form 11-K.

/s/ PricewaterhouseCoopers LLP
PRICEWATERHOUSECOOPERS LLP

Cleveland, Ohio
June 27, 2003